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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 20, 2000, except as to Note 1, as to which the date is August 7, 2000 in Amendment No. 13 to the Registration Statement
(Form S-1 No. 333-95051) and related Prospectus of America Online Latin America, Inc. for the registration of shares of its Class A common stock.

                                                     /s/ Ernst & Young LLP



McLean, Virginia
August 7, 2000